Exhibit 3.1

ROSS MILLER Secretary of State 204 North Carson Street, Suite 4 Carson City, Nevada 89701-4520 (775) 684-5708 Website: www.nvsos.gov

Articles of Incorporation (PURSUANT TO NRS CHAPTER 78)
Filed in the office of /s/ Ross Miller Ross Miller Secretary of State State of Nevada	Document Number 20100960187-14
Filing Date and Time 12/28/2010 1:59 PM
Entity Number E0624292010-3

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE FOR OFFICE USE ONLY

1. Name of Corporation	Quinko-Tek International, Inc.

2. Registered Agent for Service of Process: (check only one box)	☒ Commercial Registered Agent	Vcorp SERVICES , LLC.
Name
	☐ Noncommercial Registered Agent	OR	☐ Office or Position with Entity (name and address below)
Name of Noncommercial Registered Agent OR Name of Title of Officer or Other Position with Entity
				Nevada	Zip Code
	Street Address		City	Nevada
	Mailing Address (if different from street address)		City		Zip Code
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of	150,000,000 shares of common stock 10,000,000 shares of blank check preferred stock			Number of
	shares with		Par value		shares without
	par value:		Per share: $	0.001	par value:

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)
	1.	Ira Kroo
Name
	1855 Hymus Blvd	Dorval, Que		H9PIJ8
	Street Address	City	State	Zip Code

2. Joshua Kroo
Name
	1855 Hymus Blvd	Dorval, Que		H9PIJ8
	Street Address	City	State	Zip Code

5. Purpose: (optional; see instructions)	The purpose of this corporation shall be:

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)	Ira Kroo.	/s/ Ira Kroo
	Name	Incorporator Signature:

	1855 Hymus Blvd	Dorval, Que		H9PIJ8
	Address	City	State	Zip Code

7. Certificate of Acceptance of Appointment of Registered Agent.	I hereby accept appointment as Registered Agent for the above named corporation.
12-28-10
	Authorized Signature of R.A. or On behalf of R.A. Company	Date

This form must be accompanied by appropriate fees.